Restricted Cash and Other Deposits (Tables)	6 Months Ended
Dec. 31, 2024
Restricted Cash and Other Deposits [Abstract]
Schedule of Restricted Cash and Other Deposits
	31 December 2024 $	30 June 2024 $
Funds held on deposit against offtake prepayment (i)	15,000,000	15,000,000
Term deposits (ii)	20,046	20,679
	15,020,046	15,020,679

(i)	On 1 June 2024, Bayerische Motoren Werkte Aktiengesellschaft (BMW) transferred funds of US $15 million to ECM Lithium in relation to the offtake of battery grade lithium hydroxide (LiOH) from the Wolfsberg Project. The funds are held in a deposit account secured against a bank guarantee (note 19) and are to be offset against LiOH delivered to BMW.

(ii)	Restricted cash relates to the bank guarantees provided by ECM Lithium to the value of €20,000 in respect of any unrepaired damage to property at the Wolfsberg Project. These deposits are subject to restrictions and are therefore not available for general use by the entities within the Group (note 26).